Taking on Critical Public Health Challenges Richard Pops Chief Executive Officer 37th Annual J.P. Morgan Healthcare Conference JANUARY 8, 2019 Exhibit 99.1

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its current and future financial and operating performance, business plans and prospects; the continued growth of the long-acting injectable antipsychotic market and revenue from the company’s commercial products, including VIVITROL®, ARISTADA® and ARISTADA INITIO®; potential expansion and growth of the company’s schizophrenia franchise; improvements to and modernization of the treatment ecosystem for opioid dependence, including related policy initiatives and state and federal funding; the timing, funding, results and feasibility of clinical development activities relating to the company’s products and development candidates, including expansion of the ongoing phase 1 study for ALKS 4230 and initiation of a phase 1 subcutaneous dosing study for ALKS 4230, the timing of topline data from the phase 3 elective study for diroximel fumarate (“DRF”), the timing of topline data from the phase 3b study evaluating ARISTADA® and INVEGA SUSTENNA®, the timing of the availability and presentation of data relating to ALKS 3831 and submission of a new drug application (“NDA”) for ALKS 3831; the company’s expectations and timelines for regulatory interactions with the U.S. Food and Drug Administration (“FDA”), and actions by the FDA, relating to the company’s NDA submissions for ALKS 5461 and DRF and future NDA submission for ALKS 3831; the company’s commercial infrastructure and expectations concerning the timing, results and nature of commercial activities relating to the company’s products, including growth of the company’s hospital sales force for ARISTADA, and preliminary lifecycle management activities, launch planning and payer discussions for ALKS 3831; the potential financial benefits that may be achieved under the license and collaboration agreement between the company and Biogen for DRF; the therapeutic value and commercial potential of the company’s commercial products and development candidates, and funding for, payer coverage of, and patient access to and awareness of, the company’s commercial products and development candidates. Although the company believes that such forward-looking statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products or partnered products, which may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s filings for its products, including its clinical trial designs, conduct and methodologies or the sufficiency of the results thereof to support approval; clinical development activities may not be completed on time or at all; the results of the company’s clinical development activities may not be positive, or predictive of real-world results or of results in subsequent clinical trials; regulatory submissions may not occur or be submitted in a timely manner; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov and on the company’s website at www.alkermes.com in the “Investors—SEC filings” section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Note Regarding Trademarks: The company is the owner of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, VIVITROL® and ARISTADA INITIO®. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Drug development driven by real-world needs of patients Using deep scientific expertise and clinical insights to develop medicines designed to positively impact the lives of patients, families and communities Patient-Inspired Medicines: Making a Real Impact Distinctive focus in mental health and addiction Targeting chronic, debilitating psychiatric disorders where therapeutic options are available but significant patient needs remain Specialized commercial capabilities Navigating challenging treatment systems, administered by large commercial and government payers

Focus on Diseases With Major Public Health Implications Schizophrenia and Related Disorders Alliance of America, https://sardaa.org/resources/about-schizophrenia/ accessed on Jan. 2, 2019 Substance Abuse and Mental Health Services Administration (SAMHSA). 2017 National Survey on Drug Use and Health (NSDUH) Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study). Decision Resources 2016 SUFFER FROM MAJOR DEPRESSIVE DISORDER3 2.1M HAVE OPIOID USE DISORDER2 ARE TREATED FOR ALCOHOL USE DISORDER2 2.4M 16.2M SUFFER FROM SCHIZOPHRENIA1 3.5M

5

Transformational Progress Over the Past 5 Years

Delivering Growth Across Multiple Dimensions

Meaningful impact on patients	Enhanced scale of the business	Sophisticated commercial infrastructure	World-class science and late-stage pipeline	Specialized manufacturing capabilities	Dedicated culture
~365K patients[1] treated with VIVITROL® or ARISTADA®	Crossing $1B in expected total revenue in 2018[2] Increased annual proprietary product net sales by 528%[3]	Community and hospital sales organizations supported by extensive team, including: policy, patient access services, managed markets and marketing	Expanded discovery and clinical development capabilities 4 NDA submissions	950M oral solid doses[1] 30M sterile injectable doses[1] ~1,000 employees in operations and quality	~2,300 total employees in Ireland, MA, OH, and U.S.-based field sales force

1. Includes years 2014 through 2018
2. Reflects Alkermes plc's financial expectations as of Jan. 8, 2019
3. TTM Q3 2018 compared to TTM Q3 2013

Alkermes

© 2019 Alkermes. All rights reserved.

Establishing a Leadership Position in Schizophrenia © 2019 Alkermes. All rights reserved.

7

Significant Opportunity to Help Address Needs in Schizophrenia

- Schizophrenia is a serious mental illness that affects ~3.5M patients in the U.S.[1]
  - Treatment and other economic costs due to schizophrenia are estimated to be between $32B - $65B annually[1]
- Available antipsychotic treatments present trade-off between efficacy and tolerability
  - Oral therapies dominate the treatment paradigm
  - Long-acting injectables (LAIs) demonstrate improved outcomes but are currently underutilized[2]

Atypical Antipsychotics TRx for Schizophrenia[3]


11%
LAIs
Orals
89%

Orals

~15M

TRx in 2018[3]

LAIs

$2.6B

2018 TTM net sales; Growing at 17% CAGR[4]

1. Schizophrenia and Related Disorders Alliance of America, https://sardaa.org/resources/about-schizophrenia/ accessed on Jan. 2, 2019.
2. Subotnik KL, et al. JAMA Psychiatry. 2015, 72(8): 822-829.
3. IQVIA NSP & Custom SOB data sets R12M ending September 2018.
4. Johnson & Johnson, Otsuka, Lundbeck and Alkermes quarterly reports.

Alkermes

© 2019 Alkermes. All rights reserved.

Opportunity to Provide New Medicines With Efficacy and Tolerability Efficacy Tolerability Highly Efficacious and Well Tolerated Highly Efficacious Well Tolerated

Developing Important New Medicines for the Treatment of Schizophrenia Long-acting injectable prodrug new molecular entity (NME) ALKS 3831 Investigational, oral bilayer tablet, olanzapine plus novel NME

Integrated Infrastructure Scaled to Address Complex Disease Areas Health Systems Government & Commercial Payers Field Reimbursement Support Hospital Team State and Federal Policy Compliance Patient Services Medical Affairs National Sales Organization

11

Evolution of Alkermes' Schizophrenia Franchise

2003 — RISPERDAL CONSTA®

- First atypical LAI (two-week dose)
- Janssen product using Alkermes proprietary technology

2009 — INVEGA SUSTENNA®

- First monthly atypical LAI
- No refrigeration, no oral lead-in, prefilled syringe
- Janssen product using Alkermes proprietary technology

2015 — ARISTADA®

- First aripiprazole LAI with multiple doses, durations
- ARISTADA INITIO® initiation regimen approved in 2018
- Alkermes proprietary product

Potential Future Franchise — ALKS 3831

- Novel, oral antipsychotic
- Demonstrated efficacy of olanzapine with improved weight profile
- Designed to expand Alkermes' presence in schizophrenia

RISPERDAL CONSTA® and INVEGA SUSTENNA® are trademarks of Johnson & Johnson.

Alkermes

© 2019 Alkermes. All rights reserved.

Differentiated medicine provides proven efficacy and safety Four approved doses Three dosing intervals: Monthly, six-week, two-month 1-day initiation with ARISTADA INITIO® regimen* ARISTADA®: Long-Acting Injectable for Treatment of Schizophrenia ARISTADA product family is designed to address the real-world needs of patients and providers in the community *ARISTADA INITIO + single 30 mg oral dose of aripiprazole replaces need for concomitant three weeks of oral aripiprazole for initiation of ARISTADA, with relevant levels of aripiprazole concentration reached within four days.

13

Key Differentiating Feature: Treatment Initiation With ARISTADA INITIO®

- ARISTADA® is the first and only LAI with the ability to fully dose on day one* for up to two months
- Initiation regimen* designed with needs of patients, healthcare providers and treatment settings in mind
  - Supports continuity of care from inpatient to outpatient settings
  - One-third of LAI initiations occur in inpatient treatment settings including hospitals and crisis stabilization units[1]


Aristada Initio
aripiprazole lauroxil
Starter Dose
675 mg
Aristada
aripiprazole lauroxil
extended-release injectable suspension
1064 mg
For gluteal intramuscular injection only

*ARISTADA INITIO + single 30 mg oral dose of aripiprazole replaces need for concomitant three weeks of oral aripiprazole for initiation of ARISTADA, with relevant levels of aripiprazole concentration reached within four days. ARISTADA INITIO was approved by FDA on June 29, 2018.

1. Truven Marketscan 2015.

Alkermes

© 2019 Alkermes. All rights reserved.

14

ARISTADA INITIO® Plus Two-Month: Building the Evidence Base

- Phase 3b study designed to provide clinical evidence of efficacy and safety of ARISTADA INITIO plus ARISTADA® two-month dose alongside market leader, INVEGA SUSTENNA®
  - Follows positive data from INVEGA SUSTENNA/ARISTADA switch study presented at U.S. Psych Congress in 2017*
- Data expected H1 2019


Inpatient Initiation
Outpatient Maintenance
1:1
Randomization
N=~200
ARISTADA
INITIO**
ARISTADA 2-Month 1064 mg Dose
2 loading dose
initiation
INVEGA SUSTENNA 1-Month 156 mg Dose

  - Primary efficacy endpoint: Change from baseline in PANSS total score at Week 4 within each treatment group
  - Secondary endpoints include change in PANSS total score between treatment groups at Week 4 and change from baseline in PANSS total score at six months

*Claxton, A. et al. Switching Patients with Schizophrenia from Paliperidone Palmitate to Aripiprazole Lauroxil: A 6-month, Prospective, Open-label Study. Presented at U.S. Psych Congress 2017.
**ARISTADA INITIO + single 30 mg oral dose of aripiprazole replaces need for concomitant three weeks of oral aripiprazole for initiation of ARISTADA, with relevant levels of aripiprazole concentration reached within four days.

Alkermes

© 2019 Alkermes. All rights reserved.

ARISTADA®: Differentiated in the LAI Market *ARISTADA INITIO + single 30 mg oral dose of aripiprazole provides an alternative for concomitant three weeks of oral aripiprazole for initiation of ARISTADA, with relevant levels of aripiprazole concentration reached within four days. ARISTADA INITIO was approved by FDA on June 29, 2018. ** Including ARISTADA INITIO † Excluding low doses for poor metabolizers. Dosing Intervals ARISTADA INVEGA SUSTENNA® ABILIFY MAINTENA® RISPERDAL CONSTA® Treatment Initiation Dosing Strengths 2 weeks daily oral 2 weeks daily oral 2 loading-dose injections ARISTADA INITIO® regimen* One-month, six-week and two-month One-month and three-month Two-week One-month 5 doses** 5 doses 1 main dose † 3 main doses†

High-Growth U.S. LAI Atypical Antipsychotic Market Potential to be $3-4B+ U.S. market in 2020 $2.476B Sources: Johnson & Johnson, Otsuka, Lundbeck and Alkermes quarterly reports. Net Sales ($M) ARISTADA® 10/2015 INVEGA SUSTENNA® 8/2009 ABILIFY MAINTENA® 3/2013 RISPERDAL CONSTA® 12/2003 INVEGA TRINZA® 5/2015 ARISTADA® Two-Month 6/2017 17% CAGR ARISTADA INITIO® 7/2018

ARISTADA INITIO® regimen* plus ARISTADA two-month dose New clinical data expected in 2019 Expanded commercial team increasing provider awareness; Hospital commercial organization targeting new starts Collaborating with policymakers and industry peers to improve treatment system for serious mental illness ARISTADA®: Growing Into its Potential *ARISTADA INITIO + single 30 mg oral dose of aripiprazole replaces need for concomitant three weeks of oral aripiprazole for initiation of ARISTADA, with relevant levels of aripiprazole concentration reached within four days. ARISTADA INITIO was approved by FDA on June 29, 2018. 64% CAGR Anticipated Growth Drivers

Designed to offer robust efficacy of olanzapine with favorable weight and metabolic properties Samidorphan expands olanzapine’s spectrum of activity to help mitigate weight gain liability Registration studies now complete Efficacy, safety and weight gain profile confirmed in two large, phase 3 studies NDA submission planned for mid-2019 Fixed-dose combination Bilayer tablet of olanzapine (5 mg, 10 mg, 15 mg, or 20 mg) with samidorphan (10 mg) ALKS 3831: A New Potential Oral Treatment for Schizophrenia

19

Olanzapine Associated With Abdominal Weight Gain[1]

Abdominal Obesity Correlated With Metabolic Syndrome[2]



- Insulin resistance
- Elevated blood pressure
- Dyslipidemia
- Cardiovascular risk

1. Gilles et al. *Clinical Neuropharmacology*. 33(5):248-249, Sept. 2010.
2. Richie et al. *Nutr Metab Cardiovasc Dis*. 2007 May;17(4):319-26. Epub Nov. 15, 2006.

Alkermes
© 2019 Alkermes. All rights reserved.

ALKS 3831: Efficacy, Safety and Weight Gain Profile Confirmed in Two Large, Phase 3 Studies Antipsychotic efficacy vs. placebo 403 patients with acute schizophrenia ALKS 3831 demonstrated statistically significant reductions from baseline in PANSS scores at 4 weeks, compared to placebo (p<0.001) Olanzapine achieved similar improvements from baseline PANSS scores, compared to placebo (p=0.004) ENLIGHTEN-1 Efficacy Study Weight change vs. olanzapine 561 patients with stable schizophrenia Demonstrated statistically significant improvement compared to olanzapine at 6 months for both co-primary endpoints: Percent change from baseline in body weight (p=0.003) Proportion of subjects with ≥10% weight gain  (p=0.003) ENLIGHTEN-2 Weight Study NDA submission planned mid-2019 ü ü

ENLIGHTEN-1: Demonstrated Robust Antipsychotic Efficacy Change from Baseline at Week 4 PBO (N=112) ALKS 3831 (N=124) OLZ (N=120) Mean (SD) -19.4 (14.80) -23.7 (12.61) -22.4 (13.63) LS Mean (SE) -17.5 (1.32) -23.9 (1.28) -22.8 (1.29) LS Mean Difference (SE) vs. Placebo -6.4 (1.83) -5.3 (1.84) P-Value <0.001 0.004 *p<0.05 **p<0.01 ***p<0.001 * *** ** *** ** Treatment Group: Placebo OlanzapineALKS 3831

ENLIGHTEN-2: Primary Analysis Captures Shift in Two Dimensions Percent Weight Change From Baseline Number of Subjects 10% Co-primary Endpoint (Continuous): Population Average Weight Gain (mean) Co-primary Endpoint (Categorical): 10% or Greater Weight Gain Secondary Endpoint (Categorical): 7% or Greater Weight Gain Olanzapine ALKS 3831 For illustrative purposes only

ENLIGHTEN-2: Shift in Mean has Beneficial Weight Implications for Entire Study Population Percent Weight Change From Baseline Number of Subjects Olanzapine ALKS 3831 Weight Loss or Insignificant Weight Gain Clinically Significant Weight Gain For illustrative purposes only

ENLIGHTEN-2: Pre-Specified Primary and Key Secondary Endpoints Olanzapine ALKS 3831 Co-Primary Endpoints: Mean Weight Gain 6.59% 4.21% p-value p=0.003* Proportion of Subjects with Weight Gain of ≥10% From Baseline 29.8% 17.8% p-value p=0.003* Secondary Endpoint: Proportion of Subjects with Weight Gain of ≥7% From Baseline  42.7%  27.5%  p-value p=0.001* The most common adverse events for ALKS 3831 were weight gain, somnolence and dry mouth. The most common adverse events for olanzapine were weight gain, somnolence and increased appetite.

ENLIGHTEN-2 Results: Clinical Implications for Patients of ALKS 3831 patients did not gain clinically meaningful* weight from baseline 73% the risk of clinically meaningful* weight gain from baseline with olanzapine vs. ALKS 3831 2.0x higher mean percent weight change at six months for patients who received olanzapine vs. ALKS 3831  57% *Using at least 7% increase from baseline body weight as the benchmark of clinical significance.

ENLIGHTEN-2: ALKS 3831 Weight Profile Stabilized Percent Change from Baseline (LS Mean +/- SE) * * ** ** ** ** Note: Weight curve based on analysis of covariance (ANCOVA) approach using multiple imputation (MI) for missing data. *p<0.05 vs. olanzapine; **p<0.01 vs. olanzapine

Alkermes research; n=66 Psychs, NPs, PAs Antipsychotic Efficacy Key Attribute for Healthcare Providers Olanzapine Market Share 19% Despite Weight Liabilities Motivating Elements of the ALKS 3831 Profile Healthcare Provider Market Research 19% Sources: IMS NPA Audit R12M Sep 2018, IMS SOB File Efficacy: Schizophrenia improvement in PANSS similar to olanzapine Weight gain: Demonstrated a significantly lower weight gain vs. olanzapine Index score 100% = most motivating; 0% = least motivating U.S Atypical Antipsychotic Market TRx for Schizophrenia

Advancing toward regulatory submission for schizophrenia Anticipated pre-NDA meeting to discuss key FDA requirements including efficacy, safety, weight and metabolic profile NDA submission planned for mid-2019 Publication of data and scientific education Plan to present ENLIGHTEN-2 data at spring medical meeting Enrollment ongoing for ENLIGHTEN-Early phase 3 study in young adults Early-in-illness study in multiple indications Topline data expected in 2020 Launching lifecycle management initiatives Evaluating bipolar opportunity Commercial launch planning and preliminary payer discussions Next Steps for ALKS 3831 Program

VIVITROL® for Opioid and Alcohol Dependence © 2019 Alkermes. All rights reserved.

VIVITROL® for Opioid and Alcohol Dependence VIVITROL is 1 of 3 FDA-approved treatment options for opioid dependence* *To be used in conjunction with psychosocial support Long-acting injectable opioid antagonist provides therapeutic levels of naltrexone for a one-month period Only medication approved for prevention of relapse to opioid dependence, following opioid detoxification Approved for treatment of alcohol dependence Non-narcotic, no abuse potential

In 2017 11.1M people misused prescription opioids1 2.1M people reported having Opioid Use Disorder1 Fentanyl-related overdose deaths increased ~45%2 Opioid overdose deaths drove down U.S. life expectancy over the last three years3 Opioid Epidemic Continues to Rage Nationwide Substance Abuse and Mental Health Services Administration (SAMHSA). 2017 National Survey on Drug Use and Health (NSDUH) National Institute on Drug Abuse provisional 2017 data set Kochanek KD, Murphy SL, Xu JQ, Arias E. Mortality in the United States, 2016. NCHS Data Brief, no 293. Hyattsville, MD: National Center for Health Statistics, 2017 Opioid Overdose Deaths in the U.S.1

National: 13,084 Facilities Providing Substance Abuse Services 1 2 3+ Number of Facilities in County Source: opioid.amfar.org accessed on Jan. 2, 2019 .

Fewer Than 50% Offer Any FDA-Approved Opioid Use Disorder Medication National: 5,470 1 2 3+ Number of Facilities in County Source: opioid.amfar.org accessed on Jan. 2, 2019 .

Fewer Than 5% Offer All Three Types of FDA-Approved Opioid Use Disorder Medications National: 391 1 2 3+ Number of Facilities in County Source: opioid.amfar.org accessed on Jan. 2, 2019 .

VIVITROL®: Demonstrated Growth With New Opportunities Arising VIVITROL Net Sales ($M) 33% CAGR Public policy initiatives and improved access driving strong growth in new states 27 states have demonstrated more than 25% growth year-over-year (Q3’18 YTD) New state and federal funding slowly catalyzing changes in treatment systems ~$2B of federal funding distributed to states via block grants SUPPORT for Patients and Communities Act extends State Targeted Response Grant program: Additional $500M per year 2019-2021 State programs incorporating VIVITROL expanded to ~730 at the end of Q3’18

Diroximel Fumarate for Multiple Sclerosis (Formerly BIIB098) © 2019 Alkermes. All rights reserved.

Novel, oral investigational fumarate for the treatment of relapsing forms of MS (RRMS), designed to provide differentiated features vs. dimethyl fumarate Administered in oral, micro pellet, controlled-release dosage form Composition of matter patent extends into 2033 NDA submitted in December 2018 Streamlined regulatory pathway – 505(b)(2) Elective head-to-head GI tolerability study underway Designed to assess GI tolerability profile compared to TECFIDERA® (dimethyl fumarate) Data expected mid-2019 Diroximel Fumarate (DRF) for Multiple Sclerosis (MS)

Diroximel Fumarate: EVOLVE-MS-1 Reveals Efficacy and Tolerability   Patients, n (%) Months 0 - 1 after treatment initiation (n=580) Discontinuations due to GI AEs 3 (0.5) Serious GI AEs 0 Most common TEAEs (>5% of patients) Flushing Pruritus Diarrhea 184 (31.7) 43 (7.4) 38 (6.6) Months 0–3 after treatment initiation (n=574) Deaths 0 Serious AEs 13 (2.3) Discontinuations due to AEs 21 (3.7) Preliminary data from safety population as of July 27, 2017; study recruitment is ongoing. AE, adverse event; GI, gastrointestinal; TEAE, treatment-emergent AE. Data from exploratory efficacy analysis: Leigh-Pemberton, R. et al. MRI and Relapse Results for ALKS 8700 (diroximel fumarate) in RRMS: 1-year Interim Results from the Phase 3 EVOLVE-MS-1 Study. Presented at the American Academy of Neurology Annual Meeting 2018. *N=374 as of January 2018. 80% Decrease in Mean Gd+ Lesions at 1 Year p<0.0001 Mean number of lesions Naismith, R. et al. Presented at MSParis2017, the 7th Joint Meeting of the European Committee for Treatment and Research in Multiple Sclerosis (ECTRIMS) and the Americas Committee for Treatment and Research in Multiple Sclerosis (ACTRIMS).

Multiple Sclerosis is a Large and Growing Market Biogen License and Collaboration Agreement Granted Biogen an exclusive, worldwide license to commercialize DRF Mid-teens percentage royalty to Alkermes on worldwide net sales of DRF Received $50M payment in Q2 2018 following Biogen’s preliminary review of GI tolerability data $150M milestone upon FDA approval by 12/31/21 Biogen responsible for development and commercial expenses (as of 1/1/18) Approximately 325K patients are treated for multiple sclerosis in the U.S. (~75% RRMS)1 15K MS patients new to therapy each year 60K MS patients change therapy each year Total market growth of 17% from 2013-20162 Orals make up ~45% of this growth Additional indications and ex-U.S. opportunities under evaluation Decision Resources MS Disease Landscape (Nov. 2016) IMS SMART Solutions (% of sales in MS factored using InVentiv Health Research & Insights TreatmentAnswersTM Generator). Source: 1) IMS SMART Solutions (% of sales in MS factored using InVentiv Health Research & Insights TreatmentAnswersTM Generator). 2) IMS Analytics Link (% of sales in MS factored using InVentiv Health Research & Insights TreatmentAnswersTM Generator). *Includes GLATOPA®. **Includes LEMTRADA® and ZINBRYTA®.

ALKS 4230 and Emerging Biologics Capabilities © 2019 Alkermes. All rights reserved.

Novel investigational immunotherapy designed to enhance tumor-killing T cells Selective activation of IL-2 intermediate affinity receptors Demonstrated preferential expansion of Natural Killer and CD8+ T cells with minimal expansion of regulatory T cells Potential to be complementary to a range of cancer therapies Phase 1 study underway Monotherapy dose escalation ongoing: evaluating safety, tolerability and immunological-pharmacodynamic effects in patients with solid tumors Monotherapy dose expansion planned in renal cell carcinoma and melanoma Evaluation of combination with pembrolizumab ongoing; Initiated September 2018 Dose optimization Subcutaneous dosing phase 1 study expected to initiate Q1 2019 Once-weekly and once-every-three-weeks dosing to be evaluated ALKS 4230: Selective IL-2 Fusion Protein

ALKS 4230 has Increased Preference for Binding to IL-2 Intermediate-Affinity Receptors IL-2Rb gc IL-2Rb gc IL-2Ra ALKS 4230 ALKS 4230 X IL-2 Intermediate-Affinity Receptors IL-2 High-Affinity Receptors

Combination Therapy: ALKS 4230 + Pembrolizumab PD-1 Approved Tumor Types Treatment Naïve Patients PD-1 Unapproved Tumor Types* Monotherapy Rollover PD-1 Approved Tumor Types Refractory Patients Renal Cell Carcinoma Cohort Melanoma Cohort ALKS 4230 Phase 1 Study Design Monotherapy Dose Escalation Monotherapy Dose Expansion *Includes colorectal, triple-negative breast, ovarian carcinoma, soft tissue sarcomas, and subjects with metastatic non-small cell lung cancer whose tumors express low or undetectable PD-L1. Determine maximum tolerated dose and recommended phase 2 dose

ALKS 4230 Pharmacokinetics and Pharmacodynamic Effects From Phase 1 Ongoing Dose Escalation Study ALKS 4230 resulted in a dose-dependent increase in circulating NK and CD8+ T cells with an approximately 4-fold and 2-fold expansion at 3 µg/kg/day, respectively, and minimal, non-dose dependent change in Tregs Fever and chills were the most common treatment-related AEs for ALKS 4230 and were generally manageable and transient. Vaishampayan, U. et al. Safety, Pharmacokinetics, and Pharmacodynamic Effects of ALKS 4230 in Patients With Advanced Solid Tumors From the Ongoing Dose Escalation Portion of a First-In-Human (FIH) Study. Presented at the 2018 Society for Immunotherapy of Cancer (SITC).

ALKS 5461 for Adjunctive Treatment of Major Depressive Disorder © 2019 Alkermes. All rights reserved.

Investigational opioid system modulator Administered once daily as a single, sublingual tablet Efficacy and safety data from FORWARD-4 and FORWARD-5 published in Molecular Psychiatry NDA submitted January 2018; PDUFA target action date Jan. 31, 2019 Expecting Complete Response Letter; Determining next steps ALKS 5461 for the Adjunctive Treatment of Major Depressive Disorder (MDD)

Consistent Efficacy for ALKS 5461 Pre-specified Primary endpoint MADRS-10AVG MADRS-10EOT 2 of the 4 pivotal trials met their primary endpoint 3 of the 4 trials demonstrate evidence of efficacy 2 of the 4 trials demonstrate evidence of efficacy

Data from FORWARD core efficacy studies demonstrate consistent safety and tolerability profile High completion rate (85%) Most common adverse events included nausea, constipation and dizziness Generally mild, transient and occurring around treatment initiation Extensive dataset >1,500 subjects participated in clinical efficacy program >1,500 patients enrolled in long-term safety study >700 patients have completed 12 months of treatment Consistent evidence of low abuse potential Consistent Safety and Tolerability Profile of ALKS 5461

Advancing Late-Stage Pipeline DEVELOPMENT CANDIDATES PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 FDA REVIEW ALKS 5461 (Major Depressive Disorder) ALKS 3831 (Schizophrenia) Diroximel Fumarate (BIIB098)* (Multiple Sclerosis) ALKS 4230 (Immuno-oncology) *Diroximel fumarate New Drug Application submitted to FDA December 2018

50

Significant News Flow Expected in 2019

Schizophrenia

ARISTADA®
- Report topline results for phase 3b ARISTADA-INVEGA SUSTENNA® study (H1)

ALKS 3831
- Present ENLIGHTEN-2 data at medical meeting (H1)
- Submit NDA for schizophrenia (mid-year)

Addiction

VIVITROL®
- Present and publish data on detox and induction strategies

Multiple Sclerosis

Diroximel fumarate
- Report topline data for EVOLVE-MS-2 head-to-head vs. TECFIDERA® (mid-year)
- FDA regulatory action

Immuno-oncology

ALKS 4230
- Initiate subcutaneous dosing study (Q1)
- Complete monotherapy dose-escalation stage of phase 1 study
- Initiate monotherapy dose-expansion stage of phase 1 study

Depression

ALKS 5461
- PDUFA date Jan. 31, 2019; Determine next steps

Alkermes

© 2019 Alkermes. All rights reserved.

Alkermes Values and Mission

www.alkermes.com © 2019 Alkermes. All rights reserved.